Subsidiary Stock Transactions	12 Months Ended
Mar. 31, 2012
Subsidiary Stock Transactions

18.    Subsidiary stock transactions:

For the fiscal year ended March 31, 2010, NTT DOCOMO repurchased a total of 154,065 shares for ¥20,000 million. As a result, NTT’s interest in NTT DOCOMO increased from 66.2% to 66.4%. “Additional paid-in capital” decreased by ¥2,061 million in the consolidated balance sheet as of March 31, 2010 related to the repurchase transactions.

For the fiscal year ended March 31, 2011, NTT DOCOMO repurchased a total of 138,141 shares for ¥20,000 million. As a result, NTT’s interest in NTT DOCOMO increased from 66.4% to 66.7%. “Additional paid-in capital” increased by ¥1,964 million in the consolidated balance sheet as of March 31, 2011 related to the repurchase transactions. The repurchases of shares by NTT DOCOMO resulting in changes in NTT’s ownership interest in NTT DOCOMO have been accounted for as equity transactions with noncontrolling interests since April 2009.